OTHER NON-CURRENT ASSETS, NET - Summary (Details)	Dec. 31, 2024 USD ($)
OTHER NON-CURRENT ASSETS, NET
Service deposit made to mining machine hosting service provider	$ 44,992,599
Total other non-current assets	44,992,599
Less: allowance for other non-current assets	(371,197)
Other non-current assets, net	$ 44,621,402